Financial Results

1st Quarter 2025

Advantage Solutions Reports First Quarter 2025 Results

Supporting clients through a challenging operating environment

Continuing to make progress on transformation initiatives that will streamline operations

Management lowers guidance to reflect heightened market uncertainty

ST. LOUIS, May 12, 2025 – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage,” “Advantage Solutions,” the “Company,” “we,” or “our”), a leading business solutions provider to consumer goods manufacturers and retailers, today reported financial results for the three months ended March 31, 2025.

Unless otherwise noted, results presented in this release are from continuing operations, and comparisons are on a prior year basis. Revenues for the three months were $822 million compared with $861 million, and net loss was $56 million compared to a net loss of $50 million.

Q1 2025 Financial Highlights
Revenues declined 5% to $822 million. Adjusted EBITDA declined 18% to $58 million.

The majority of the financial impact was due to intentional client exits and anticipated transformation spending. Labor shortages in some regional pockets and a decline in retail inventory, resulting in lower order volumes, were contributing factors.

The Company remains focused on disciplined capital allocation with voluntary debt repurchases and share buybacks of approximately $20 million and $1 million, respectively.

“I am proud of the support we delivered to our clients in the first quarter as our teammates demonstrated a relentless focus during a highly uncertain time,” said Advantage CEO Dave Peacock. “Demand remains healthy in our business across Experiential and Retailer Services, and Branded Services continues to take steps towards greater stability. While we must acknowledge near-term risk from macro-uncertainty as reflected in our updated guidance, I am excited by developments in our new business pipeline and our transformation initiatives, which remain on track to drive efficiency while enhancing growth and cash flow in 2026 and beyond.”

Consolidated Financial Summary from Continuing Operations
(amounts in thousands)	Three Months Ended March 31,		Change (Reported)
	2025	2024	$	%
Total Revenues	$821,792	$861,412	$(39,620)	(4.6%)
Total Net Loss	$(56,130)	$(50,133)	$(5,997)	12.0%
Total Adjusted EBITDA	$58,181	$70,639	$(12,458)	(17.6%)
Adjusted EBITDA Margin	7.1%	8.2%

Advantage Solutions Inc. | Page 1

Financial Results

1st Quarter 2025

Segment Financial Summary from Continuing Operations
Revenues
Segment	Three Months Ended March 31,
(amounts in thousands)	2025	2024	YoY (Reported)
Branded Services	$289,841	$329,054	(11.9%)
Experiential Services	$314,020	$307,351	2.2%
Retailer Services	$217,931	$225,007	(3.1%)
Total	$821,792	$861,412	(4.6%)
Operating (Loss) Income
	Three Months Ended March 31,
Segment	2025	2024	YoY (Reported)
Branded Services	$(15,322)	$(22,118)	30.7%
Experiential Services	$(3,504)	$(3,642)	3.8%
Retailer Services	$4,205	$(4,190)	200.4%
Total	$(14,621)	$(29,950)	51.2%
Adjusted EBITDA
	Three Months Ended March 31,
Segment	2025	2024	YoY (Reported)
Branded Services	$27,945	$34,334	(18.6%)
Experiential Services	$12,069	$16,692	(27.7%)
Retailer Services	$18,167	$19,613	(7.4%)
Total	$58,181	$70,639	(17.6%)

Branded Services	Experiential Services	Retailer Services
Headwinds from lighter consumer spending and retail inventory destocking.	Demand remained strong across regions and banners.	Pricing actions and cost discipline were offset by regional staffing challenges.
Negative impact from intentional client exits and client loss in 2H'24.	Addressing isolated staffing challenges to increase events per day and execution rate for the remainder of the year.	Customer demand remains solid while progress is being made expanding into adjacent categories and channels.
Adapting and investing in the go-to-market next-generation selling model to serve clients through economic uncertainty.	Continued momentum in services outside of traditional sampling.	Actions are underway in Q2 to increase staffing levels.

Advantage Solutions Inc. | Page 2

Financial Results

1st Quarter 2025

Cash Flow and Balance Sheet Highlights

(Amounts in Millions)

Period Ended March 31, 2025
Adjusted Unlevered Free Cash Flow and as % of Adjusted EBITDA	$(7) / NMF
Capex	~$15
Voluntary Share Repurchases	~$1 (~0.5 million shares)
Gross Debt	~$1,698
Cash and Cash Equivalents	~$121
Voluntary Repurchases of Debt	~$20 (Face Value)
Net Leverage Ratio(1)	4.4x

Fiscal Year 2025 Outlook
(Amounts in Millions)

	Current	Prior
Revenues	Down Low Single Digits to Flat	Up Low Single Digits
Adjusted EBITDA	Down Low Single Digits to Flat	Up Low Single Digits (similar to growth rate of 2024)
Adjusted Unlevered Free Cash Flow Conversion(1)	>50% of Adjusted EBITDA	>50% of Adjusted EBITDA
Net Interest Expense	$140 to $150	$140 to $150
Capex	$65 to $75	$65 to $75

2025 revenue outlook excludes pass-through costs. 2025 guidance compares to 2024 on a continuing operations basis.

Conference Call Details
Date/Time	May 12, 2025, 8:30 am EDT
Dial-in (10 minutes before the call)	800-267-6316 within the United States or +1-203-518-9783 outside the United States Dial-in Code: ADVQ1
Webcast	Available at: ADV 1Q 2025 Earnings Webcast
Replay	844-512-2921 within the United States or +1-412-317-6671 outside the United States Replay ID: 11158789

Media Contact: press@youradv.com

Investor Contact: investorrelations@youradv.com

NMF = Not Meaningful

(1) Trailing twelve months on a continuing and discontinued operations basis

Advantage Solutions Inc. | Page 3

Financial Results

1st Quarter 2025

About Advantage Solutions

Advantage Solutions is the leading omnichannel retail solutions agency in North America, uniquely positioned at the intersection of consumer-packaged goods (CPG) brands and retailers. With its data- and technology-powered services, Advantage leverages its unparalleled insights, expertise and scale to help brands and retailers of all sizes generate demand and get products into the hands of consumers, wherever they shop. Whether it’s creating meaningful moments and experiences in-store and online, optimizing assortment and merchandising, or accelerating e-commerce and digital capabilities, Advantage is the trusted partner that keeps commerce and life moving. Advantage has offices throughout North America and strategic investments and owned operations in select international markets. For more information, please visit YourADV.com.

Included with this press release are the Company’s consolidated and condensed financial statements as of and for the three months ended March 31, 2025. These financial statements should be read in conjunction with the information contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 7, 2025.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; future potential pandemics or health epidemics; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 7, 2025, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Advantage Solutions Inc. | Page 4

Financial Results

1st Quarter 2025

Non-GAAP Financial Measures and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow, and Net Debt provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA by Segment are supplemental non-GAAP financial measures of our operating performance. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) costs associated with the Take 5 Matter, (xvi) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance.

Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) costs associated with the Take 5 Matter, (xii) EBITDA for economic interests in investments and (xiii) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment.

Adjusted EBITDA Margin means Adjusted EBITDA from Continuing Operations divided by total revenues.

Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) cash paid for costs associated with the Take 5 Matter, (ix) net effect of foreign currency fluctuations on cash, and (x) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations.

Advantage Solutions Inc. | Page 5

Financial Results

1st Quarter 2025

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment.

Advantage Solutions Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share data)	2025	2024
Revenues	$821,792	$861,412
Cost of revenues (exclusive of depreciation and amortization shown separately below)	722,754	751,844
Selling, general, and administrative expenses	64,865	89,081
Depreciation and amortization	50,361	49,748
(Income) loss from equity method investments	(1,567)	689
Total operating expenses	836,413	891,362
Operating loss from continuing operations	(14,621)	(29,950)
Other expenses:
Change in fair value of warrant liabilities	10	287
Interest expense, net	34,360	35,761
Total other expenses, net	34,370	36,048
Loss from continuing operations before provision for (benefit from) income taxes	(48,991)	(65,998)
Provision for (benefit from) income taxes from continuing operations	7,139	(15,865)
Net loss from continuing operations	(56,130)	(50,133)
Net income from discontinued operations, net of tax	—	47,018
Net loss	$(56,130)	$(3,115)
Less: net income from discontinued operations attributable to noncontrolling interest, net of tax	—	2,192
Net loss attributable to stockholders of Advantage Solutions Inc.	$(56,130)	$(5,307)

Net loss per common share:
Basic loss per common share from continuing operations attributable to stockholders of Advantage Solutions Inc.	$(0.17)	$(0.16)
Basic earnings per common share from discontinued operations attributable to stockholders of Advantage Solutions Inc.	$—	$0.14

Diluted net loss per share:
Diluted loss per common share from continuing operations attributable to stockholders of Advantage Solutions Inc.	$(0.17)	$(0.16)
Diluted earnings per common share from discontinued operations attributable to stockholders of Advantage Solutions Inc.	$—	$0.14
Weighted-average number of common shares:
Basic	321,683,440	321,458,155
Diluted	321,683,440	321,458,155

Advantage Solutions Inc. | Page 6

Financial Results

1st Quarter 2025

Advantage Solutions Inc.

Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands, except share data)	March 31, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$121,149	$205,233
Restricted cash	15,719	15,518
Accounts receivable, net of allowance for expected credit losses of $14,146 and $13,047, respectively	641,711	603,069
Prepaid expenses and other current assets	100,414	86,918
Total current assets	878,993	910,738
Property and equipment, net	98,569	97,763
Goodwill	477,021	477,021
Other intangible assets, net	1,289,666	1,332,578
Investments in unconsolidated affiliates	234,284	226,510
Other assets	34,820	61,907
Total assets	$3,013,353	$3,106,517
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt	$13,250	$13,250
Accounts payable	180,584	158,485
Accrued compensation and benefits	87,403	129,486
Other accrued expenses	134,042	134,677
Deferred revenues	26,646	24,164
Total current liabilities	441,925	460,062
Long-term debt, net of current portion	1,665,280	1,686,690
Deferred income tax liabilities	147,340	146,889
Other long-term liabilities	63,233	64,141
Total liabilities	2,317,778	2,357,782
Commitments and contingencies (Note 9)
Equity attributable to stockholders of Advantage Solutions Inc.
Common stock, $0.0001 par value, 3,290,000,000 shares authorized; 323,265,272 and 320,773,096 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	32	32
Additional paid in capital	3,469,419	3,466,221
Accumulated deficit	(2,697,742)	(2,641,612)
Loans to Karman Topco L.P.	(7,190)	(7,029)
Accumulated other comprehensive loss	(15,059)	(15,861)
Treasury stock, at cost; 12,894,517 and 12,400,075 shares as of March 31, 2025 and December 31, 2024, respectively	(53,885)	(53,016)
Total stockholders' equity	695,575	748,735
Total liabilities and stockholders' equity	$3,013,353	$3,106,517

Advantage Solutions Inc. | Page 7

Financial Results

1st Quarter 2025

Advantage Solutions Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
(in thousands)	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss from continuing operations	$(56,130)	$(50,133)
Adjustments to reconcile net loss to net cash used in operating activities
Non-cash interest income	(2,694)	(4,165)
Amortization of deferred financing fees	1,748	1,800
Depreciation and amortization	50,361	49,748
Change in fair value of warrant liability	10	287
Fair value adjustments related to contingent consideration	—	778
Deferred income taxes	449	(423)
Equity-based compensation of Karman Topco L.P.	(1,524)	390
Stock-based compensation	6,486	8,555
(Income) loss from equity method investments	(1,567)	689
Distribution received from equity method investments	—	1,282
Gain on repurchases of Senior Secured Notes and Term Loan Facility debt	(1,624)	(2,669)
Loss on disposal of property and equipment	—	469
Changes in operating assets and liabilities, net of effects from divestitures:
Accounts receivable, net	(38,200)	23,776
Prepaid expenses and other assets	16,742	28,845
Accounts payable	22,236	10,465
Accrued compensation and benefits	(41,928)	(71,830)
Deferred revenues	2,521	(3,938)
Other accrued expenses and other liabilities	3,487	(3,302)
Net cash used in operating activities	(39,627)	(9,376)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments in unconsolidated affiliates	(3,328)	(2,500)
Purchase of property and equipment	(15,104)	(15,414)
Proceeds from divestitures, net of cash	—	87,370
Net cash (used in) provided by investing activities	(18,432)	69,456
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	(3,313)	(3,318)
Repurchases of Senior Secured Notes and Term Loan Facility debt	(18,243)	(47,899)
Proceeds from issuance of common stock	993	1,167
Payments for taxes related to net share settlement under 2020 Incentive Award Plan	(707)	(3,292)
Contingent consideration payments	—	(1,851)
Purchase of treasury stock	(869)	(11,689)
Net cash used in financing activities	(22,139)	(66,882)
Net effect of foreign currency changes on cash, cash equivalents and restricted cash	(3,685)	(2,136)
Net change in cash, cash equivalents and restricted cash	(83,883)	(8,938)
Cash, cash equivalents and restricted cash, beginning of period	220,751	137,202
Cash, cash equivalents and restricted cash, end of period	$136,868	$128,264

Advantage Solutions Inc. | Page 8

Financial Results

1st Quarter 2025

Advantage Solutions Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(Unaudited)

Continuing Operations	Three Months Ended March 31,
(in thousands)	2025	2024
Net loss from continuing operations	$(56,130)	$(50,133)
Add:
Interest expense, net	34,360	35,761
Provision for (benefit from) income taxes from continuing operations	7,139	(15,865)
Depreciation and amortization	50,361	49,748
Changes in fair value of warrant liability	10	287
Stock-based compensation expense (a)	6,485	8,554
Equity-based compensation of Karman Topco L.P. (b)	(1,524)	390
Fair value adjustments related to contingent consideration related to acquisitions (c)	—	778
Acquisition and divestiture related expenses (d)	423	440
Restructuring expenses (e)	931	—
Reorganization expenses (f)	12,240	35,052
Litigation expenses (g)	523	284
Costs associated with the Take 5 Matter (h)	308	240
EBITDA for economic interests in investments (i)	3,055	5,103
Adjusted EBITDA from Continuing Operations	$58,181	$70,639

Discontinued Operations
(in thousands)	Three Months Ended March 31, 2024
Net income from discontinued operations, net of tax	$47,018
Add:
Interest expense, net	32
Provision for income taxes from discontinued operations	14,237
Depreciation and amortization	2,608
Gain on divestitures (k)	(57,016)
Stock-based compensation expense (a)	(1,334)
Fair value adjustments related to contingent consideration related to acquisitions (c)	(89)
Divestiture related expenses (d)	879
Reorganization expenses (f)	2,073
EBITDA for economic interests in investments (i)	(289)
Adjusted EBITDA from Discontinued Operations	$8,119

Advantage Solutions Inc. | Page 9

Financial Results

1st Quarter 2025

Advantage Solutions Inc.

Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment

(Unaudited)

Branded Services segment	Three Months Ended March 31,
(in thousands)	2025	2024
Operating loss	$(15,322)	$(22,118)
Add:
Depreciation and amortization	31,462	31,987
Stock-based compensation expense (a)	2,172	3,926
Equity-based compensation of Karman Topco L.P. (b)	(95)	497
Fair value adjustments related to contingent consideration related to acquisitions (c)	—	778
Acquisition and divestiture related expenses (d)	378	74
Restructuring expenses (e)	358	—
Reorganization expenses (f)	5,455	13,656
Litigation expenses (g)	174	191
Costs associated with the Take 5 Matter (h)	308	240
EBITDA for economic interests in investments (i)	3,055	5,103
Branded Services segment Adjusted EBITDA	$27,945	$34,334

Experiential Services segment	Three Months Ended March 31,
(in thousands)	2025	2024
Operating loss	$(3,504)	$(3,642)
Add:
Depreciation and amortization	10,537	9,920
Stock-based compensation expense (a)	1,792	1,928
Equity-based compensation of Karman Topco L.P. (b)	(729)	(45)
Acquisition and divestiture related expenses (d)	7	106
Restructuring expenses (e)	186	—
Reorganization expenses (f)	3,581	8,252
Litigation expenses (g)	199	173
Experiential Services segment Adjusted EBITDA	$12,069	$16,692

Retailer Services segment	Three Months Ended March 31,
(in thousands)	2025	2024
Operating income (loss)	$4,205	$(4,190)
Add:
Depreciation and amortization	8,362	7,841
Stock-based compensation expense (a)	2,521	2,700
Equity-based compensation of Karman Topco L.P. (b)	(700)	(62)
Acquisition and divestiture related expenses (d)	38	260
Restructuring expenses (e)	387	—
Reorganization expenses (f)	3,204	13,144
Litigation expenses (recovery) (g)	150	(80)
Retailer Services segment Adjusted EBITDA	$18,167	$19,613

Advantage Solutions Inc. | Page 10

Financial Results

1st Quarter 2025

(a)

Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(b)	Represents expenses related to equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of the sponsors of the Company.
(c)	Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(d)	Represents fees and costs associated with activities related to our acquisitions, divestitures, and related activities, including professional fees, due diligence, and integration activities.
(e)

Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program and employee termination benefits associated with a reduction-in-force and other optimization initiatives.

(f)	Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(g)	Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.
(h)	Represents costs associated with collection and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs.
(i)

Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

Advantage Solutions Inc. | Page 11

Financial Results

1st Quarter 2025

Advantage Solutions Inc.

Net Debt and Adjusted Unlevered Free Cash Flow Reconciliation

(Unaudited)

(amounts in thousands)	March 31, 2025
Current portion of long-term debt	$13,250
Long-term debt, net of current portion	1,684,520
Less: Debt issuance costs	19,240
Total debt	1,678,530
Less: Cash and cash equivalents	121,149
Total Net Debt	$1,557,381

LTM Adjusted EBITDA from Continuing and Discontinued Operations	$353,796
Net Debt / LTM Adjusted EBITDA ratio	4.4x

(amounts in thousands)	Three Months Ended March 31, 2025
Net cash used in operating activities from continuing and discontinued operations	$(39,627)
Less:
Purchase of property and equipment	(15,104)
Add:
Cash payments for interest	28,096
Cash payments for income taxes	4,045
Cash paid for acquisition and divestiture related expenses (k)	378
Cash paid for restructuring expenses (l)	7,496
Cash paid for reorganization expenses (m)	11,022
Cash paid for costs associated with the Take 5 Matter (n)	308
Net effect of foreign currency fluctuations on cash	(3,685)
Adjusted Unlevered Free Cash Flow	$(7,071)

Numerator - Adjusted Unlevered Free Cash Flow	$(7,071)
Denominator - Adjusted EBITDA from Continuing and Discontinued Operations (o)	$58,181
Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA	NMF

Advantage Solutions Inc. | Page 12

Financial Results

1st Quarter 2025

Advantage Solutions Inc.

Reconciliation Net Income (Loss) to Adjusted EBITDA

(Unaudited)

Continuing and Discontinued Operations	Twelve Months Ended March 31, 2025
(in thousands)
Net loss	$(377,785)
Add:
Interest expense, net	145,407
Benefit from income taxes	(12,702)
Depreciation and amortization	207,253
Impairment of goodwill and indefinite-lived asset	275,170
Gain on divestitures(a)	(38,083)
Changes in fair value of warrant liability	(861)
Stock-based compensation expense (b)	27,476
Equity-based compensation of Karman Topco L.P. (c)	(1,191)
Fair value adjustments related to contingent consideration related to acquisitions (d)	2,872
Acquisition and divestiture related expenses (e)	3,473
Restructuring expenses (f)	30,982
Reorganization expenses (g)	73,450
Litigation recoveries (h)	(1,701)
Costs associated with the Take 5 Matter (i)	1,913
EBITDA for economic interests in investments (j)	18,123
LTM Adjusted EBITDA from Continuing and Discontinued Operations	$353,796

(b)

Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(d)	Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(c)	Represents expenses related to equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of the sponsors of the Company.
(d)	Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(e)	Represents fees and costs associated with activities related to our acquisitions, divestitures, and related activities, including professional fees, due diligence, and integration activities.
(f)

Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives.

(g)	Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(h)	Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.
(i)	Represents costs associated with collection and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs.
(j)

Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

(k)	Represents gains and losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell.
(l)

Represents cash paid for restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives.

(m)	Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(n)	Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs.
(o)	Represents unaudited periods April 1, 2024 to March 31, 2025 to sum up to the last twelve months of financials inclusive of discontinued operations (summations are unaudited).

Advantage Solutions Inc. | Page 13